UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 15, 2012

Dear Shareholder:

On behalf of the Boards of Trustees, we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund, ING Global Advantage and Premium Opportunity Fund, ING Global Equity Dividend and Premium Opportunity Fund, ING Infrastructure, Industrials and Materials Fund, ING International High Dividend Equity Income Fund, and ING Risk Managed Natural Resources Fund (each a “Fund,” collectively, the “Funds”).  The Annual Meeting is scheduled for 10:00 A.M., Local time, on July 5, 2012, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Annual Meeting, shareholders of each Fund will be asked to consider and to vote on whether to elect three trustees to the Board of Trustees of such Fund (the “Proposal”).

Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement.  The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than July 4, 2012.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for July 5, 2012

To the Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of ING Asia Pacific High Dividend Equity Income Fund (“IAE”), ING Emerging Markets High Dividend Equity Fund (“IHD”), ING Global Advantage and Premium Opportunity Fund (“IGA”), ING Global Equity Dividend and Premium Opportunity Fund (“IGD”), ING Infrastructure, Industrials and Materials Fund (“IDE”), ING International High Dividend Equity Income Fund (“IID”), and ING Risk Managed Natural Resources Fund (“IRR”) (each a “Fund,” collectively, the “Funds,” each a “Fund”) is scheduled for 10:00 A.M., Local time on July 5, 2012 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Annual Meeting, shareholders will be asked:

1.               To elect three trustees to the Board of Trustees of each Fund (the “Proposal”);

2.               To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Annual Meeting.

The Board of Trustees recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on April 9, 2012, are entitled to notice of, and to vote at, the Annual Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return promptly, but in no event later than July 4, 2012, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the Annual Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

May 15, 2012

PROXY STATEMENT

May 15, 2012

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Annual Meeting of Shareholders

Scheduled for July 5, 2012

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on July 5, 2012

This Proxy Statement/Prospectus and Notice of Annual Meeting are available at:  www.proxyvote.com/ing

TABLE OF CONTENTS

INTRODUCTION	1
Why did you send me this booklet?	1
What proposals will be considered at the Annual Meeting?	1
Who is eligible to vote?	1
How do I vote?	1
When and where will the Annual Meeting be held?	2
How can I obtain more information about the Funds?	2
PROPOSAL ONE — ELECTION OF THE 2012 NOMINEES	3
What is Proposal One?	3
Who are the 2012 Nominees and what are their qualifications?	4
Who are the Trustees?	5
What is the required vote?	5
What is the Board’s Recommendation?	6
FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS	7
What are the Trustees paid for their services?	7
Do the Independent Trustees own Shares of the Funds or certain affiliate entities?	8
How is the Board Structured?	8
How often does the Board meet?	14
Who are the officers of the Funds?	14
What are the officers paid for their services?	15
GENERAL INFORMATION ABOUT THE PROXY STATEMENT	16
Who is asking for my vote?	16
How is my proxy being solicited?	16
What happens to my proxy once I submit it?	16
Can I revoke my proxy after I submit it?	16
What are the voting rights and quorum requirements	17
Who are the adviser, sub-advisers, distributor, and administrator to the Funds?	18
Section 16(a) Beneficial Ownership Reporting Compliance	19
Shareholder Communications with the Board of Trustees	19

What is the deadline for submitting a shareholder proposal for the Funds’ 2013 Annual Meeting?	20
What if a proposal that is not in the Proxy Statement comes up at the Annual Meeting?	20
Who are the Funds’ independent public accountants?	20
What is “Householding”?	22
APPENDIX A: 2012 NOMINEES	A-1
APPENDIX B: 2013 AND 2014 TRUSTEES	B-1
APPENDIX C: TRUSTEE COMPENSATION TABLE	C-1
APPENDIX D: SHARES OWNED BY TRUSTEES	D-1
APPENDIX E: OFFICERS	E-1
APPENDIX F: COMMON SHARES OUTSTANDING	F-1
APPENDIX G: 5% BENEFICIAL OWNERSHIP	G-1
APPENDIX H: FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	H-1

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INTRODUCTION

ING Asia Pacific High Dividend Equity Income Fund (“IAE”)

ING Emerging Markets High Dividend Equity Fund (“IHD”)

ING Global Advantage and Premium Opportunity Fund (“IGA”)

ING Global Equity Dividend and Premium Opportunity Fund (“IGD”)

ING Infrastructure, Industrials and Materials Fund (“IDE”)

ING International High Dividend Equity Income Fund (“IID”)

ING Risk Managed Natural Resources Fund (“IRR”)

(each a “Fund”, collectively, the “Funds”)

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a Proxy Ballot for each Fund in which you have an interest.  It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Annual Meeting.  The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What proposals will be considered at the Annual Meeting?

At the annual meeting of shareholders (the “Annual Meeting”), shareholders of each Fund are being asked to approve the election of three (3) nominees to the Board of Trustees of each Fund (the “Proposal”).

Who is eligible to vote?

Shareholders holding an investment in shares of a Fund as of the close of business on April 9, 2012 (the “Record Date”) are eligible to vote.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Annual Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot.  These options require shareholders to input a control number, which is located on your Proxy Ballot.  After entering this number, shareholders will be prompted to provide their voting instructions on the proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.

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Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Joint owners must each sign the Proxy Ballot.  Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Annual Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may submit by mail the Proxy Ballot originally sent with this Proxy Statement or attend the Annual Meeting in person.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on July 5, 2012, at 10:00 A.M., Local time, and, if the Annual Meeting is adjourned or postponed, any adjournments or postponements of the Annual Meeting will also be held at the above location.  If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  Copies of each Fund’s Annual Reports for the fiscal year ended February 29, 2012 and the Semi-Annual Reports for the period ended August 31, 2011 were previously mailed to shareholders and are available upon request without charge, on the Internet at www.ingfunds.com/literature; by calling (800) 922-0180; or by writing to:  The ING Funds, 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, Attention:  Literature Fulfillment.  This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

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PROPOSAL ONE — ELECTION OF THE 2012 NOMINEES

What is Proposal One?

As a shareholder of one or more of the Funds, you are being asked to consider the election of three individuals to the Board of Trustees of your Funds:  Colleen D. Baldwin, Robert W. Crispin, and Peter S. Drotch (the “2012 Nominees”).  Each would be elected for a three-year term and until his or her successor is duly elected and qualified.

Each Fund’s charter document provides that the Board of Trustees for each Fund (collectively, the “Board”) is divided into three classes in order to limit the ability of other entities or persons to acquire control of the Funds or to change the composition of the Board.  At each annual meeting the term of office for one of the three classes expires and shareholders are asked to elect nominees for that class.  At this Annual Meeting, the term of office for the Trustees in the following classes will expire and shareholders are being asked to consider the election of the 2012 Nominees for those classes.

Fund	Class I	Class II	Class III
IAE		☒
IDE			☒
IGA	☒
IGD	☒
IHD	☒
IID		☒
IRR			☒

The 2012 Nominees are a each current Trustee of the Board.  Ms. Baldwin and Mr. Drotch are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the”1940 Act”).  Such persons are commonly referred to as “Independent Trustees.”  Mr. Crispin is considered an interested person of the Funds. Each 2012 Nominee is currently a Trustee of the Funds and has consented to serve as a Trustee and to being named in this Proxy Statement.

Please read the section entitled “Further Information about the Trustees and Officers” before voting on the Proposal.

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Who are the 2012 Nominees and what are their qualifications?

Independent Nominees

Colleen D. Baldwin has been a Trustee of each Fund (with the exception of IDE and IHD) and a board member of other investment companies in the ING Fund Complex (the “ING Funds”) since at least 2007.  Ms. Baldwin has been a Trustee of IDE and IHD since 2008 and 2010, respectively. She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994).  In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.  These positions and experiences have provided Ms. Baldwin with a strong background in asset management matters and in the oversight of related service activities.

Peter S. Drotch has been a Trustee of each Fund (with the exception of IDE and IHD) and a board member of other ING Funds since at least 2007.  Mr. Drotch has been a Trustee of IDE and IHD since 2008 and 2010, respectively.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.  These positions and experiences have provided Mr. Drotch with a strong background in financial reporting, compliance, and internal control matters relating to registered investment companies.

Interested Nominees

Robert W. Crispin has been a Trustee of each Fund (with the exception of IDE and IHD) and a board member of other ING Funds since at least 2007.  Mr. Crispin has been a Trustee of IDE and IHD

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since 2008 and 2010, respectively.  He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. LLC (2001-2007), an investment sub-adviser of many of the ING Funds, and in other senior positions in financial service firms.  These positions and experiences have provided Mr. Crispin with a strong background in investment management and distribution activities and related administrative oversight activities, as well as with extensive knowledge of many of each Fund’s key service providers.

For additional information on the 2012 Nominees, please see Appendix A.

No 2012 Nominee is a party adverse to the Funds or any of its affiliates in any material pending legal proceeding, nor does any 2012 Nominee have an interest materially adverse to the Funds.

If any or all of the 2012 Nominees become unavailable for each due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in each Fund’s charter documents.

Who are the Trustees?

Each 2012 Nominee is a currently a Trustee of the Board.

John V. Boyer, Patricia W. Chadwick and Sheryl K. Pressler (the “2013 Trustees”) serve as Class I Trustees for IDE and IRR; Class II Trustees for IHD, IGA, and IGD; and Class III Trustees for IAE and IID.  The 2013 Trustees will serve until the 2013 annual meeting of the Funds, at which time, they or their successors, will be considered for another three-year term.

J. Michael Earley, Patrick W. Kenny, Shaun P. Mathews, and Roger B. Vincent (the 2014 Trustees”) serve as Class I Trustees for IAE and IID; Class II Trustees for IDE and IRR; and Class III Trustees for IHD, IGA, and IGD.  The 2014 Trustees will serve until the 2014 annual meeting of the Funds, at which time, they or their successors, will be considered for another three-year term.  For additional information on the 2013 and 2014 Trustees, please see Appendix B.

What is the required vote?

Shareholders of each Fund will vote separately as a single class on the election of each 2012 Nominee.  There is no cumulative voting for the election of Trustees.  The election of each 2012 Nominee must be approved by a majority of the votes cast at the Annual Meeting at which

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a quorum is present.  Shareholders who vote for the Proposal will vote for each 2012 Nominee. Those shareholders who wish to withhold their vote on any specific nominees may do so on the Proxy Card.  Shareholders do not have appraisal rights in connection with the Proposal.

What is the Board’s Recommendation?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the nomination of each of the 2012 Nominees.  The Board is recommending that the shareholders vote “FOR” each of the 2012 Nominees.

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FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

What are the Trustees paid for their services?

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings.  The Board may from time to time designate other meetings as subject to compensation.

Each Fund pays each Independent Trustee a pro rata share, as described above, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings. The pro rata share paid by the Funds is based on each Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliates, for which the Trustee serve in common as Trustees.

Future Compensation Payment

Each Independent Trustee who was a Trustee on or before May 9, 2007, and who will have served as an Independent Trustee for five or more years for one or more ING Fund is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s Retirement Policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death, or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect

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at the time of that Trustee’s retirement, death, or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Appendix C details the compensation paid to the Trustees by each Fund and by all ING Funds.

Do the Independent Trustees own shares of the Funds or certain affiliate entities?

As of April 9, 2012, none of the Independent Trustees or their immediate family members owned any shares of the adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies).

Appendix D provides the dollar value of all shares of each Fund and of all ING Funds held directly or indirectly by each Independent Trustee as of a recent date.

How is the Board Structured?

The Funds are governed by a Board, which oversees each Fund’s business and affairs. The Board delegates the day-to-day management of each Fund and its portfolio to the Fund’s officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Funds do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.

Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are Independent Trustees.  The Funds are seven of 19 registered investment companies (with a total of approximately 138 separate series) and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

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One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairman of the Board of each Fund.  The responsibilities of the Board Chairman include: (i) coordinating with management in the preparation of agendas for Board meetings; (ii) presiding at Board meetings; (iii) between Board meetings, serving as a primary liaison with other Trustees, officers of each Fund, management personnel, and legal counsel to the Independent Trustees; and (iv) such other duties as the Board periodically may determine.  Mr. Vincent holds no position with any firm that is a sponsor of a Fund.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board.  The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties.  For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Funds to review the scope of each Fund’s audit, each Fund’s financial statements and accounting controls, and meeting with management concerning these matters; (ii) internal audit activities; and (iii) other matters.  The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the ING Funds’ website:  www.ingfunds.com.   The Audit Committee currently consists of four (4) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee: Messrs. Boyer, Drotch, and Earley and Ms. Baldwin.  Mr. Earley currently serves as Chairperson of the Audit Committee.  Ms. Baldwin and Messrs. Drotch and Earley have each been designated as an Audit Committee Financial Expert under the Sarbanes-Oxley Act.  The Audit Committee, which currently meets regularly four (4) times per year, held six (6) meetings during the fiscal year ended February 29, 2012.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things: (i)

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coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds;  (ii) facilitating information flow among Board members and the CCO between Board meetings; (iii) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (iv) coordinating CCO oversight activities with other ING Funds boards; (v) making recommendations regarding the role, performance, and oversight of the CCO; (vi) overseeing the implementation of the Funds’ valuation procedures and the fair value determinations made with respect to securities held by the Funds for which market value quotations are not readily available; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by each Fund’s adviser or sub-adviser,  and compliance with regulations regarding the allocation of brokerage for services. The Compliance Committee currently consists of four (4) Independent Trustees: Messrs. Kenny and Vincent, and Mses. Chadwick and Pressler.  Mr. Kenny currently serves as Chairperson of the Compliance Committee, which currently meets regularly four (4) times per year, held five (5) meetings during the fiscal year ended February 29, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Funds.  The responsibilities of the Contracts Committee, among other things, include:  (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustee its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustee relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.  The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Drotch, and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Committee.  The Contracts Committee, which currently meets regularly seven (7) times per year, held eight (8) meetings during the fiscal year ended February 29, 2012.

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Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are interested persons.  The following Trustees currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin, Mathews, and Vincent.  Mr. Vincent, Chairman of the Board, currently serves as Chairperson of the Executive Committee.  The Executive Committee, which meets on an “as needed” basis, held one (1) meeting during the fiscal year ended February 29, 2012.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things: (i) monitor the investment performance of the Funds and make recommendations to the Board with respect to investment management activities performed by the ING Investments and sub-adviser on behalf of the Funds, and (ii) to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a Fund.  The Funds are jointly monitored by the following Investment Review Committees:

Each committee is described below:

Domestic Equity Funds Investment Review Committee (“DE IRC”). The DE IRC currently consists of four (4) Independent Trustees and one (1) Trustee who is an interested person.  The following Trustee serve as members of the DE IRC:  Ms. Chadwick, and Messrs. Crispin, Earley, Kenny, and Vincent.  Ms. Chadwick currently serves as Chairperson of the DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held seven (7) meetings during the fiscal year ended February 29, 2012.

International/Balanced/Fixed Income Funds Investment Review Committee (“I/B/F IRC”). The I/B/F IRC currently consists of four (4) Independent Trustees and one (1) Trustee who is an interested person.  The following Trustees serve as members of the I/B/F IRC:  Mses. Baldwin and Pressler, and Messrs. Boyer, Drotch, and Mathews.  Mr. Boyer currently serves as Chairperson of the I/B/F IRC.  The I/B/F IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended February 29, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or

11

composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustee; (vii) overseeing the Board’s annual self evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustee at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates.  A shareholder nominee for Trustee should be submitted in writing to the Trustee’s Secretary.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: (i) such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected); and (ii) all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect a Trustee, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a

12

document publicly filed by the Funds with the U.S. Securities and Exchange Commission (the “SEC”).

The Nominating and Governance Committee consists of four (4) Independent Trustees: Mses. Baldwin and Chadwick, and Messrs. Kenny and Vincent. Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee, which currently meets regularly four (4) times per year, held two (2) meetings during the fiscal year ended February 29, 2012.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Funds is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Funds.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Funds or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Funds.  In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes, and the risk of conflicts of interest affecting ING affiliates in managing the Funds.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Funds.  In addition, many service providers to the Funds have adopted their own policies, procedures and controls designed to address particular risks to the Funds.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

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The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Fund, including the CCOs for the Fund and its investment adviser, the Fund’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to each Fund.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio managers.  Although the IRD works closely with management of each Fund in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Trustees.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meeting.  For fiscal year ended, February 29, 2012, no Trustee attended fewer than 75% of the total meetings held by the Board or any Committees of which he or she is a member, with the exception of Mr. Crispin who attended 72% of such meetings.

Who are the officers of the Funds?

Each Fund’s officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The officers of each Fund, together with such person’s position with the Fund and principal occupation for the last five years, are listed in Appendix E.

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What are the officers paid for their services?

The Funds do not pay its officers for the services they provide to the Funds.  Instead, the officers, who are also officers or employees of ING Investments, LLC (“ING Investments” or “Adviser”) or its affiliates, are compensated by ING Investments or its affiliates.

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GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for the Annual Meeting of the Funds’ shareholders.

How is my proxy being solicited?

Solicitation of proxies is being made primarily by the mailing of the Notice of Annual Meeting, the Proxy Statement, and the Proxy Ballot on or about May 15, 2012.  In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Annual Meeting, the shareholder may submit the Proxy Card originally sent with the Proxy Statement, attend in person, or vote online by logging on to www.proxyvote.com/ing and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at (800) 922-0180.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.  Please complete and execute your Proxy Ballot.  If you follow the voting instructions, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Funds a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the

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proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

What are the voting rights and quorum requirements

Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  A majority of shares entitled to vote shall constitute a quorum.  Shares have no preemptive or subscription rights.

Only shareholders of Funds at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Annual Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Proxy Ballot must be received no later than 5:00 p.m. on July 4, 2012.  Appendix D sets forth the number of shares of each Fund issued and outstanding as of the Record Date.

If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournments in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

To the knowledge of ING Investments, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Funds, and the officers and Trustees own, as a group, less than 1% of the shares of any Fund.

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Appendix G hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of the Funds.

Who are the adviser, sub-advisers, distributor, and administrator to the Funds?

ING Investments, LLC serves as the investment adviser to the Funds and ING Funds Services LLC (the “Administrator”) serves as the administrator to the Funds.  ING Investments Distributor, LLC (the “Distributor”) serves as distributor for IGA and IGD.  The principal offices of the Adviser, Administrator, and Distributor are located at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

ING Investment Management Co. LLC (“ING IM”) serves as the sub-adviser to IGA, IDE, IID, and IRR.  The principal office of ING IM is located at 230 Park Avenue, New York, NY 10169.

ING Investment Management Advisors B.V. (“IIM Europe”) serves as sub-adviser to IAE, IHD, and IGD and sub-sub-adviser to IID.  The principal office of IIM Europe is located at Schenkkade 65, 2595 AS, The Hague, The Netherlands.

ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia/Pacific”) serves as sub-adviser to IAE and sub-sub-adviser to IID.  The principal office of IIM Asia/Pacific is located at 3939/F One International Financial Centre, 1 Harbour View Street, Central, Hong Kong.

The Adviser, the Administrator, the Distributor, ING IM, IIM Europe, and IIM Asia/Pacific are all indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) and are affiliated with one another.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the adviser, sub-advisers and certain affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning in November 2010, ING Groep announced its plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations and other transactions which could include an initial public offering or other type of transaction , for its European based insurance and investment management operations and Asian based

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insurance and investment management operations.  There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Funds’ Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to each Fund, require each Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of each Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of each Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by the SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Funds believe that during the fiscal year ended February 29, 2012, its Reporting Persons complied with all applicable filing requirements.

Shareholder Communications with the Board of Trustees

Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee.  Such communications

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should be sent to the Funds’ Secretary at the address on the front of this Proxy Statement.

What is the deadline for submitting a shareholder proposal for the Funds’ 2013 Annual Meeting?

It is anticipated that the next annual meeting of the Funds will be held in June 2013, but the exact date, time, and location of such meeting have yet to be determined.  Any proposals of shareholders that are intended to be presented at the Funds’ next annual meeting must be in writing and received at the Funds’ principal executive offices no later than January 15, 2013, in order for the proposal to be considered for inclusion in the Funds’ proxy statement for that meeting.  The submission of a proposal does not guarantee its inclusion in the Funds’ proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws.  As the Funds’ bylaws do not contain such an advance notice provision, for the Funds’ 2013 Annual Meeting of shareholders, shareholders must submit to such Fund written notice of a shareholder proposal on or before March 31, 2013.

What if a proposal that is not in the Proxy Statement comes up at the Annual Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Annual Meeting other than the Proposals discussed in this Proxy Statement.

Who are the Funds’ independent public accountants?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent auditor for the Funds. The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Funds for the fiscal year ending February 29, 2012.

As part of its oversight of each Fund’s financial statements, the Audit Committee reviewed and discussed with ING Investments and

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KPMG each Fund’s financial statements for the fiscal year ended February 29, 2012.  The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed KPMG’s independence with KPMG.  The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services to assure compliance with the Funds’ and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 29, 2012, be included in each Fund’s Annual Report to shareholders.  The Audit Committee also recommended the selection of KPMG to serve as independent auditor to each Fund for the fiscal year ending February 28, 2013.

The fees paid to KPMG for professional audit services during the Funds’ most recent fiscal years ended February 29, 2012 and February 28, 2011, amounts billed for other services rendered by KPMG to the Funds, and the aggregate non-audit fees billed by KPMG for services rendered to the Fund, ING Investments, and any entity controlling, controlled by, or under common control with ING Investments that provides ongoing services to the Funds for the fiscal years ended February 29, 2012 and February 28, 2011 are described in Appendix H.

All of the services provided by the Funds’ independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee.  Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to the Funds by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”).  The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s

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responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds is compatible with maintaining the independence of KPMG.

KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Funds.  Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

What is “Householding”?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Funds have received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180.  If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Funds in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 922-0180.

Who pays for this proxy solicitation?

The Funds will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement, and the Annual Meeting, including printing, mailing, and vote tabulation expenses as well as legal fees and out of pocket expenses.

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In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.

Secretary

May 15, 2012

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

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APPENDIX A:  2012 NOMINEES

The following table sets forth information concerning the 2012 Nominees of the Funds.  The address for each 2012 Nominee is 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin Age: 51	Trustee	IAE: 10/2007-Present IDE: 01/2008-Present IGA: 10/2007-Present IGD: 10/2007-Present IHD: 08/2010-Present IID: 07/2007-Present IRR: 10/2007-Present	President, Glantuam Partners, LLC, a business consulting firm (01/2009-Present).	138	None.

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Peter S. Drotch Age: 70	Trustee	IAE: 10/2007-Present IDE: 01/2008-Present IGA: 10/2007-Present IGD: 10/2007-Present IHD: 08/2010-Present IID: 10/2007-Present IRR: 10/2007-Present	Retired.	138	First Marblehead Corporation (09/2003 - Present).
Trustees who are “Interested Persons”

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Robert W. Crispin (3) Age:65	Trustee	IAE: 10/2007-Present IDE: 01/2008-Present IGA: 10/2007-Present IGD: 10/2007-Present IHD: 08/2010-Present IID: 07/2007-Present IRR: 10/2007-Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (07/2001-12/2007).	138	Intact Financial Corporation (12/2004-Present) and PFM Group (11/2010-Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is an Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Funds, under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For purposes of this table, “Fund Complex” means the following investment companies in addition to the Funds: ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

Mr. Crispin is deemed to be an “interested person” of the Funds as defined in the 1940 Act because of his prior affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Investments, LLC and the distributor, ING Investments Distributor, LLC.

APPENDIX B:  2013 AND 2014 TRUSTEES

The following table sets forth information concerning the 2013 and 2014 Trustees of the Funds.  The address for each 2013 and 2014 Trustees is 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees

John V. Boyer Age: 58	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA:07/08/05 -Present IGD: 02/11/05-Present IHD: 08/2010-Present IID: 05/10/07-Present IRR: 09/08/06-Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (01/2008-Present). Formerly, Consultant (07/2007-02/2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (03/2006-07/2007).	138	None.

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Patricia W. Chadwick Age: 63	Trustee	IAE: 01/11/07-Present IDE: 01/2008-Present IGA: 01/18/06-Present IGD: 01/18/06-Present IHD: 08/2010-Present IID: 05/10/07-Present IRR: 09/08/06-Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (01/2000-Present).	138	Wisconsin Energy Corporation. (06/2006-Present) and The Royce Fund, 35 funds (12/2009-Present).

J. Michael Earley Age: 67	Trustee	IAE: 01/11/07-Present IDE: 01/2008-Present IGA: 07/08/05-Present IGD: 2/11/05-Present IHD: 08/2010-Present IID: 05/10/07-Present IRR: 09/08/06-Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (06/1992-12/2008).	138	None.

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Patrick W. Kenny Age: 69	Trustee	IAE: 01/11/07-Present IDE: 01/2008-Present IGA: 07/08/05-Present IGD: 02/11/05-Present IHD: 08/2010-Present IID: 05/10/07-Present IRR: 09/08/06-Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (06/2001-06/2009).	138	Assured Guaranty Ltd. (04/2004-Present).

Sheryl K. Pressler Age: 61	Trustee	IAE: 01/11/07-Present IDE: 01/2008-Present IGA: 01/18//06-Present IGD: 01/18/06-Present IHD: 08/2010-Present IID: 05/10/07-Present IRR: 09/08/06-Present	Consultant (05/2001-Present).	138	Stillwater Mining Company (05/2002-Present).

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent Age: 66	Trustee	IAE: 01/11/07-Present IDE: 01/2008-Present IGA: 07/08/05-Present IGD: 02/11/05-Present IHD: 08/2010-Present IID: 05/10/07-Present IRR: 09/08/06-Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (03/1989-08/2011).	138	UGI Corporation (02/2006-Present) and UGI Utilities, Inc. (02/2006-Present).
Trustees who are “Interested Persons”

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Shaun P. Mathews(3),(4) Age: 56	Trustee	IAE: 01/11/07- Present IDE: 01/2008-Present IGA: 06/15/06-Present IGD: 06/13/06-Present IHD: 08/2010-Present IID: 05/10/07-Present IRR: 09/08/06-Present	President and Chief Executive Officer, ING Investments(5) (11/2006-Present).	176	ING Capital Corporation LLC (12/2005-Present).

(1)          The Board is divided into three classes, with the term of one class expiring at each annual meeting of each Fund.  At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified.  The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is an Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Funds, under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For purposes of this table, “Fund Complex” means the following investment companies in addition to the Funds:  IHD; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc; ING Prime Rate Trust; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)         Mr. Mathews is deemed to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the distributor, ING Investment Distributor, LLC.

(4)          For Mr. Mathews the Fund Complex also includes the following investment companies:  ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(5)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

APPENDIX C:  TRUSTEE COMPENSATION TABLE

The following table has been provided to the Funds by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Funds’ fiscal year ended February 29, 2012 for service on the Board of the ING Funds.

	Aggregate Compensation from the Funds								Total Compensation from Trust and Fund and Complex Paid to
Name of Trustee	IAE		IDE	IGA	IGD	IHD(1)	IID	IRR	Trustees(2),(3)
Colleen D. Baldwin		$779	1,484	852	3,785	909	313	1,191	293,000
John V. Boyer(4)		$792	1,510	868	3,850	925	318	1,211	298,000
Patricia W. Chadwick		$792	1,510	868	3,850	925	318	1,211	298,000
Robert W. Crispin(5)	$	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter Drotch		$712	1,357	781	3,462	832	286	1,089	268,000
J. Michael Earley		$779	1,484	853	3,785	909	313	1,191	293,000
Patrick W. Kenny(4)		$779	1,484	853	3,785	909	313	1,191	293,000
Shaun P. Mathews(5)	$	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler		$886	1,688	970	4,302	1,033	356	1,353	333,000
`Roger B. Vincent		$926	1,764	1,014	4,496	1,080	372	1,414	348,000

(1)          IHD commenced operations on April 26, 2011.

(2)          Trustee compensation includes compensation paid by funds that are not discussed in this Proxy Statement.

(3)          As of February 29, 2012, the Fund Complex consisted of 133 registered investment companies or series thereof.

(4)          During fiscal year ended February 29, 2012, Messrs. Boyer and Kenny deferred $20,000 and $73,250 of their compensation, respectively, payable by the ING Funds.

(5)          Messrs. Crispin and Mathews are “interested persons” of the Funds, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the adviser, ING Investments, LLC, and the distributor, ING Investments Distributor, LLC.

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APPENDIX D:  SHARES OWNED BY TRUSTEES

The following table sets forth information regarding the dollar range of equity securities of the Funds and other ING Funds beneficially owned by each Trustee as of December 31, 2011.

Name of Trustee	IAE	IDE	IGA	IGD	IHD	IID	IRR	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	$0	$0	$0	$0	$0	$0	$0	$50,001-$100,000(1)
John V. Boyer	$0	$0	$0	$0	$0	$0	$0	Over $100,000 $10,001-$50,000(1)
Patricia W. Chadwick	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Peter Drotch	$0	$0	$0	$0	$0	$0	$0	Over $100,000
J. Michael Earley	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Patrick W. Kenny	$0	$0	$0	$0	$0	$0	$0	Over $100,000 Over $100,000(1)
Sheryl K. Pressler	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Roger B. Vincent	$0	$0	$0	$0	$0	$0	$0	Over $100,000 Over $100,000(1)
Trustees who are “Interested Persons”
Robert W. Crispin	$0	$0	$0	$0	$0	$0	$0	None
Shaun P. Mathews	$0	$0	$0	$0	$0	$0	$0	Over $100,000 Over $100,000(1)

(1)          Held in a 401(k)/deferred compensation account.

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APPENDIX E:  OFFICERS

Information for each Officer of the Funds is set forth in the table below:

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation During the Last Five Years
Shaun P. Mathews Age: 56	President and Chief Executive Officer	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 11/2006-Present IGD: 11/2006-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 11/2006-Present	President and Chief Executive Officer, ING Investments, LLC (11/2006 — Present).

Michael J. Roland Age: 53	Executive Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present

Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (03/2011-Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (01/2007-Present).  Formerly, Chief Compliance Officer, ING Funds (03/2011-02/2012).

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation During the Last Five Years
Stanley D. Vyner Age: 62	Executive Vice President Chief Investment Risk Officer

IAE: 01/2007-Present

IDE: 11/2007-Present

IGA: 07/2005-Present

IGD: 01/2005-Present

IHD: 07/2010-Present

IID: 04/2007-Present

IRR: 08/2006-Present

IAE: 09/2009-Present

IDE: 09/2009-Present

IGA: 09/2009-Present

IGD: 09/2009-Present

IHD: 07/2010-Present

IID: 09/2009-Present

IRR: 09/2009-Present

Executive Vice President, ING Investments, LLC (07/2000-Present) and Chief Investment Risk Officer, ING Investments, LLC (01/2003-Present).

Kevin Gleason Age: 45	Chief Compliance Officer	All Funds: 02/2012 – Present	Senior Vice President, ING Investment Management LLC (02/2012-Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (06/2004-01/2012).

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation During the Last Five Years
Todd Modic Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 05/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President, ING Funds Services, LLC (03/2005-Present).

Kimberly A. Anderson Age: 47	Senior Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President, ING Investments, LLC (10/2003-Present).

Robert Terris Age: 41	Senior Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 05/2006-Present IGD: 05/2006-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (05/2006 — Present).

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation During the Last Five Years
Gregory K. Wilson Age: 52	Senior Vice President	All Funds: 09/2011-Present

Senior Vice President — Fund Compliance, ING Funds Services, LLC (03/2012-Present).  Formerly, Vice President-Fund Compliance, ING Funds Services, LLC (10/2009-03/2012) and Finance Director, ING Funds Services, LLC (09/2006-10/2009).

Robyn L. Ichilov Age: 44	Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President and Treasurer, ING Funds Services, LLC (11/1995-Present) and ING Investments, LLC (08/1997-Present). Formerly, Treasurer, ING Funds (11/1999-02/2012).

Maria M. Anderson Age: 53	Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President, ING Funds Services, LLC (09/20004-Present).

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation During the Last Five Years
Lauren D. Bensinger Age: 58	Vice President	IAE: 01/2007-Present IDE:11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (02/1996-Present); Director of Compliance, ING Investments, LLC (10/2004-Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (04/2010-Present).  Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (08/1995-04/2010).

William Evans Age: 39	Vice President	IAE: 09/2007-Present IDE: 07/2008-Present IGA: 09/2007-Present IGD: 09/2007-Present IHD: 07/2010-Present IID: 09/2007-Present IRR: 09/2007-Present	Senior Vice President (03/2010-Present) and Head of Manager Research and Selection Group, ING Investment Management (04/2007-Present).

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation During the Last Five Years
Denise Lewis Age: 48	Vice President Treasurer	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 01/2007-Present IGD: 01/2007-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 01/2007-Present All Funds: 02/2012-Present	Vice President, ING Fund Services, LLC (12/2006-Present).

Kimberly K. Springer Age: 55	Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 03/2006-Present IGD: 03/2006-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President, ING Investment Management — ING Funds (03/2010-Present); Vice President, ING Funds Services, LLC (03/2006-Present); and Managing Paralegal, Registration Statements (06/2003-Present).

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation During the Last Five Years
Craig Wheeler Age: 43	Assistant Vice President	IAE: 05/2008-Present IDE: 09/2008-Present IGA: 05/2008-Present IGD: 05/2008-Present IHD: 07/2010-Present IID: 05/2008-Present IRR: 05/2008-Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (03/2008-Present). Formerly, Tax Manager, ING Funds Services, LLC (03/2005-03/2008).

Huey P. Falgout, Jr. Age: 48	Secretary	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (03/2010-Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (10/2003-03/2010).

Theresa K. Kelety Age: 49	Assistant Secretary	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present

Vice President and Senior Counsel. ING Investment Management — ING Funds (03/2010-Present).  Formerly Senior Counsel, ING Americas, U.S. Legal Service (04/2008-03/2010) and Counsel, ING Americas, U.S. Legal Services (04/2003-04/2008).

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation During the Last Five Years
Paul Caldarelli Age: 60	Assistant Secretary	IAE: 06/2010-Present IDE: 06/2010-Present IGA: 06/2010-Present IGD: 06/2010-Present IHD: 07/2010-Present IID: 06/2010-Present IRR: 06/2010-Present

Vice President and Senior Counsel, ING Investment Management — ING Funds (03/2010-Present).  Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/2008-03/2010) and Counsel, ING Americas, U.S. Legal Services (05/2005-04/2008).

Kathleen M. Nichols Age: 36	Assistant Secretary	IAE: 05/2008-Present IDE: 09/2008-Present IGA: 05/2008-Present IGD: 05/2008-Present IHD: 07/2010-Present IID: 05/2008-Present IRR: 05/2008-Present

Vice President and Counsel, ING Investment Management — ING Funds (03/2010-Present).  Formerly, Counsel, ING Americas, U.S. Legal Services (02/2008-03/2010) and Associate, Ropes & Gray LLP (09/2005-02/2008).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

APPENDIX F:  COMMON SHARES OUTSTANDING

The following table sets for the Common Shares outstanding for each Fund as of the Record Date.

Fund	Number of Common Shares Outstanding
IAE	12,566,719
IDE	19,805,008
IGA	18,340,508
IGD	97,549,285
IHD	19,262,905
IID	8,357,485
IRR	22,766,360

F-1

APPENDIX G:  5% BENEFICIAL OWNERSHIP

Fund	Name and Address of Shareholder(1)	Percentage of Fund

IAE	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.96%

IDE	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.97%

IGA	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.94%

IGD	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.85%

IHD	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.92%

IID	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.83%

IRR	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.94%

(1)         This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

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APPENDIX H:  FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table shows fees paid to KPMG for professional audit services during the Funds’ most recent fiscal years ended February 29, 2012 and February 28, 2011, as well as fees billed for other services rendered by KPMG to the Funds.

	Audit Fees(1)		Audit-Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Fund	2012	2011	2012	2011	2012	2011	2012	2011
IAE	25,000	24,500	2,400	2,150	7,589	7,572	N/A	N/A
IDE	25,000	24,500	2,400	2,150	7,602	24,447	N/A	N/A
IGA	25,000	24,500	2,400	2,150	7,590	7,648	2,458	2,500
IGD	25,000	24,500	2,400	2,150	7,642	7,751	2,458	2,500
IHD	24,500	N/A	2,400	N/A	7,278	N/A	N/A	N/A
IID	25,000	24,500	2,400	2,150	7,581	7,600	N/A	N/A
IRR	22,800	22,300	2,400	2,150	7,595	7,654	N/A	N/A

(1)          Audit fees consist of fees billed for professional services rendered for the audit of the Funds’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)          Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

(3)          Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(4)          All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

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The following table shows non-audit fees billed by KPMG during the Funds’ most recent fiscal years ended February 29, 2012 and February 28, 2011 for services rendered to the Funds, the Adviser, and any entity controlling, controlled, or under common control with the Adviser that provides ongoing services to the Funds.

Aggregate Non-Audit Fees

2012	2011
$1,233,678	$1,084,113

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7337 East Doubletree Ranch Road Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 5, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Important notice regarding the availability of proxy materials for the meeting to be held on July 5, 2012

The proxy statement for the meeting and the notice of meeting are available at www.proxyvote.com/ING

[PRINT FUND NAME]

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on July 5, 2012, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified.

If no specification is made, the proxy will be voted “FOR” the proposal.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.

Your vote is important regardless of the number of shares you own.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature(s) (Joint Owners)	(Please sign in box)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. To elect three trustees to the Board of Trustees
(1) Colleen D. Baldwin, (2) Robert W. Crispin, and (3) Peter S. Drotch.	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.